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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 10, 1997.

                             ROY F. WESTON, INC.

               (Exact Name of Registrant as Specified in Charter)

Pennsylvania                           0-4643              23-1501990

(State or Other Jurisdiction           (Commission         (IRS Employer
of Incorporation)                      File Number)        Identification No.)

1 Weston Way, West Chester  PA                                       19380-1499

(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code  610-701-3000
                                                  ----------------

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Item 5.  Other Events

            The Registrant hereby incorporates by reference herein the information set forth in its News Release dated November 10, 1997, a copy of which is annexed hereto as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

            (c)  Exhibits.

                        99. Roy F. Weston, Inc., News Release dated November 10, 1997 which announced the election of two new Directors, reductions in employee workforce and plan to improve profitability.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ROY F. WESTON, INC.
                                         -------------------

Date:   November 10, 1997                By:  s/ William G. Mecaughey
      ---------------------------             -----------------------
                                         William G. Mecaughey
                                         Chief Financial Officer and Treasurer



                                  EXHIBIT INDEX

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
EXHIBIT                                       SUBMISSION MEDIA
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
99.   Roy F. Weston, Inc.                     Electronic
      News Release dated
      November 10, 1997.
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